Exhibit 99.4

Dex Media East, Inc.

2014 Ad Sales Growth

Compared to 2013

	December 31, 2014	December 31, 2014
	QTD	YTD
Print Ad Sales	-19%	-19%
Digital Ad Sales	11%	12%
Total Ad Sales	-8%	-11%

Dex Media East, Inc.

Directly Attributable Contribution Margin

For the Three and Twelve Months Ended December 31, 2014

($ millions)

Q4 2014	Print	Margin %	Digital	Margin %
Revenue - Amortized	$41		$19
Less: Directly Attributable Costs	$7		$8
Directly Attributable Contribution Margin	$34	82.9%	$11	57.9%

YTD December 2014	Print	Margin %	Digital	Margin %
Revenue - Amortized	$175		$77
Less: Directly Attributable Costs	$30		$32
Directly Attributable Contribution Margin	$145	82.9%	$45	58.4%

Dex Media West, Inc.

2014 Ad Sales Growth

Compared to 2013

	December 31, 2014	December 31, 2014
	QTD	YTD
Print Ad Sales	-23%	-20%
Digital Ad Sales	8%	7%
Total Ad Sales	-16%	-13%

Dex Media West, Inc.

Directly Attributable Contribution Margin

For the Three and Twelve Months Ended December 31, 2014

($ millions)

Q4 2014	Print	Margin %	Digital	Margin %
Revenue - Amortized	$45		$20
Less: Directly Attributable Costs	$9		$8
Directly Attributable Contribution Margin	$36	80.0%	$12	60.0%

YTD December 2014	Print	Margin %	Digital	Margin %
Revenue - Amortized	$192		$85
Less: Directly Attributable Costs	$34		$37
Directly Attributable Contribution Margin	$158	82.3%	$48	56.5%

R.H. Donnelley Inc.

2014 Ad Sales Growth

Compared to 2013

	December 31, 2014	December 31, 2014
	QTD	YTD
Print Ad Sales	-23%	-21%
Digital Ad Sales	6%	9%
Total Ad Sales	-15%	-12%

R.H. Donnelley Inc.

Directly Attributable Contribution Margin

For the Three and Twelve Months Ended December 31, 2014

($ millions)

Q4 2014	Print	Margin %	Digital	Margin %
Revenue - Amortized	$60		$32
Less: Directly Attributable Costs	$11		$12
Directly Attributable Contribution Margin	$49	81.7%	$20	62.5%

YTD December 2014	Print	Margin %	Digital	Margin %
Revenue - Amortized	$259		$130
Less: Directly Attributable Costs	$49		$53
Directly Attributable Contribution Margin	$211	81.5%	$77	59.2%

Dex Media East, Inc.

2015 Ad Sales Growth

Compared to 2014

March 31, 2015
QTR
Print Ad Sales	-30%
Digital Ad Sales	-22%
Total Ad Sales	-28%

Dex Media East, Inc.

Directly Attributable Contribution Margin

For the Quarter Ended March 31, 2015

($ millions)

Q1 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$38		$19
Less: Directly Attributable Costs	$7		$10
Directly Attributable Contribution Margin	$31	81.6%	$9	47.4%

Dex Media West, Inc.

2015 Ad Sales Growth

Compared to 2014

March 31, 2015
QTR
Print Ad Sales	-23%
Digital Ad Sales	-26%
Total Ad Sales	-24%

Dex Media West, Inc.

Directly Attributable Contribution Margin

For the Quarter Ended March 31, 2015

($ millions)

Q1 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$41		$20
Less: Directly Attributable Costs	$7		$10
Directly Attributable Contribution Margin	$34	82.9%	$10	50.0%

R.H. Donnelley Inc.

2015 Ad Sales Growth

Compared to 2014

March 31, 2015 QTR
Print Ad Sales	-24%
Digital Ad Sales	-23%
Total Ad Sales	-24%

R.H. Donnelley Inc.

Directly Attributable Contribution Margin

For the Quarter Ended March 31, 2015

($ millions)

Q1 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$55		$31
Less: Directly Attributable Costs	$9		$14
Directly Attributable Contribution Margin	$46	83.6%	$17	54.8%

SuperMedia, Inc.

2015 Ad Sales Growth

Compared to 2014

March 31, 2015
QTR
Print Ad Sales	-26%
Digital Ad Sales	-35%
Total Ad Sales	-29%

SuperMedia, Inc.

Directly Attributable Contribution Margin

For the Quarter Ended March 31, 2015

($ millions)

Q1 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$139		$62
Less: Directly Attributable Costs	$26		$34
Directly Attributable Contribution Margin	$113	81.2%	$28	45.2%

Dex Media East, Inc.

2015 Ad Sales Growth

Compared to 2014

	June 30, 2015	June 30, 2015
	QTD	YTD
Print Ad Sales	-18%	-25%
Digital Ad Sales	-10%	-15%
Total Ad Sales	-15%	-22%

Dex Media East, Inc.

Directly Attributable Contribution Margin

For the Three and Six Months Ended June 30, 2015

($ millions)

Q2 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$36		$18
Less: Directly Attributable Costs	$6		$9
Directly Attributable Contribution Margin	$30	83.3%	$9	50.0%

YTD June 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$74		$37
Less: Directly Attributable Costs	$13		$19
Directly Attributable Contribution Margin	$61	82.4%	$18	48.6%

Dex Media West, Inc.

2015 Ad Sales Growth

Compared to 2014

	June 30, 2015	June 30, 2015
	QTD	YTD
Print Ad Sales	-16%	-21%
Digital Ad Sales	-24%	-25%
Total Ad Sales	-21%	-23%

Dex Media West, Inc.

Directly Attributable Contribution Margin

For the Three and Six Months Ended June 30, 2015

($ millions)

Q2 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$39		$20
Less: Directly Attributable Costs	$7		$9
Directly Attributable Contribution Margin	$32	82.1%	$11	55.0%

YTD June 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$80		$40
Less: Directly Attributable Costs	$14		$19
Directly Attributable Contribution Margin	$66	82.5%	$21	52.5%

R.H. Donnelley Inc.

2015 Ad Sales Growth

Compared to 2014

	June 30, 2015	June 30, 2015
	QTD	YTD
Print Ad Sales	-22%	-23%
Digital Ad Sales	-16%	-19%
Total Ad Sales	-20%	-21%

R.H. Donnelley Inc.

Directly Attributable Contribution Margin

For the Three and Six Months Ended June 30, 2015

($ millions)

Q2 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$52		$32
Less: Directly Attributable Costs	$8		$14
Directly Attributable Contribution Margin	$44	84.6%	$18	56.3%

YTD June 2015	Print	Margin %	Digital	Margin %
Revenue - Amortized	$108		$62
Less: Directly Attributable Costs	$18		$27
Directly Attributable Contribution Margin	$90	83.3%	$35	56.5%

Dex Media

GAAP Operating Costs Detail

June 2015 YTD

(in millions)

	SuperMedia Inc.			R.H. Donnelley,		Consolidated
	and Subsidiaries	Dex East, Inc.	Dex West, Inc.	Inc.	Dex Media Inc.	Dex Media

Direct Operating Costs:
Sales Commissions	29	8	9	12	—	58
Print and Distribution	35	10	11	13	—	69
Sales Employee Related Costs	24	7	6	11	—	48
Depreciation and Amortization	67	43	52	37	—	199
Stewardship	—	—	—	—	5	5
Other (a)	24	6	7	6	—	43
Total Direct Operating Costs:	179	74	85	79	5	422

Shared Costs	152	42	45	64	—	303

Total Operating Costs	331	116	130	143	5	725

Interest Expense, Net	101	10	14	29	18	172

(a) occupancy expense, bad debt, bank fees and sales employee expense reimbursements

Dex Media

GAAP Operating Costs Detail

2014

(in millions)

	SuperMedia Inc.			R.H. Donnelley,		Consolidated
	and Subsidiaries	Dex East, Inc.	Dex West, Inc.	Inc.	Dex Media Inc.	Dex Media

Direct Operating Costs:
Sales Commissions	69	17	19	26	—	131
Print and Distribution	83	24	26	38	—	171
Sales Employee Related Costs	27	14	18	28	—	87
Depreciation and Amortization	218	125	154	110	—	607
Stewardship	—	—	—	—	24	24
Other (a)	50	11	14	20	—	95
Total Direct Operating Costs:	447	191	231	222	24	1,115

Shared Costs	356	93	106	149	—	704

Total Operating Costs	803	284	337	371	24	1,819

Interest Expense, Net	207	23	29	63	34	356

(a) occupancy expense, bad debt, bank fees and sales employee expense reimbursements

R.H. Donnelley Inc.

Financial Covenant Calculations

December 31, 2014

($ Millions)

	1Q14	2Q14	3Q14	4Q14	Total
Consolidated EBITDA
Consolidated Net Income	$5.7	$(11.6)	$(0.8)	$(69.8)	$(76.6)
(a) Additions (without duplication)					—
(i) Consolidated interest expense	16.2	16.1	16.1	15.1	63.5
(ii) Consolidated income tax expense	(15.8)	4.1	(5.3)	52.1	35.0
(iii) Depreciation and amortization	29.4	29.2	29.1	29.0	116.7
(iv) Extraordinary charges or non-cash charges	0.1	0.1	0.1	8.4	8.8
(v) Non-recurring charges:					—
(A) Severance costs associated with restructuring (2015-2016 only) not to exceed $3.5M per year	—	—	—	—	—
(B) Investment and commercial banking fees and expenses	—	—	—	—	—
(C) Cash premiums, penalties or other payments payable in connection with the early extinguishment or repurchase of debt	—	—	—	—	— — —
(vi) Specified Charges through 12/31/13 up to $14.7M total	—	—	—	—	—
(b) Subtractions (without duplication)					—
(i) Consolidated interest income	—	—	—	—	—
(ii) Extraordinary gains and non-cash gains	—	—	(3.3)	—	(3.3)
Other Adjustments					—
Fresh start accounting adjustment	—	—	—	—	—
Consolidated EBITDA	$35.6	$37.9	$36.0	$34.7	$144.3

	1Q14	2Q14	3Q14	4Q14	Total
Consolidated Cash Interest Expense
(a) Sum of (i) and (ii):
(i) Total cash interest expense
(A) Interest expense per GAAP	$16.2	$16.1	$16.1	$15.1	$63.5
Less:					—
(B) Amortization of deferred financing	(0.3)	(0.3)	(0.3)	(0.3)	(1.3)
(C) Swap/cap MTM adjustments	—	—	—	—	—
(D) Debt FMV adjustment	—	—	—	—	—
Total Cash interest expense	$15.8	$15.8	$15.8	$14.8	$62.2
(ii) Dividends/Distributions per Section 6.08(a)(iv)	3.0	—	3.2	—	6.2
Less:
(b) Total cash interest income	—	—	—	—	—
Consolidated Cash Interest Expense	$18.9	$15.8	$18.9	$14.8	$68.4

DEBT

4Q14
Term loan outstanding	$611.8
Cash (up to $25MM)	$(23.1)
Total Senior Secured Debt	$588.7

Interest Coverage

Actual	Minimum	Result
2.11 x	1.10 x	Pass

Total Leverage

Actual	Maximum	Result
4.08 x	5.3500 x	Pass

R.H. Donnelley Inc.
Financial Covenant Calculations

March 31, 2015

($ Millions)

	2Q14	3Q14	4Q14	1Q15	Total
Consolidated EBITDA
Consolidated Net Income	$(11.6)	$(0.8)	$(69.8)	$8.4	$(73.8)
(a) Additions (without duplication)					—
(i) Consolidated interest expense	16.1	16.1	15.1	15.0	62.4
(ii) Consolidated income tax expense	4.1	(5.3)	52.1	(9.8)	41.1
(iii) Depreciation and amortization	29.2	29.1	29.0	20.1	107.4
(iv) Extraordinary charges or non-cash charges	0.1	0.1	8.4	(3.2)	5.5
(v) Non-recurring charges:	—	—	—	—	—
(A) Severance costs associated with restructuring (2015-2016 only) not to exceed $3.5M per year	—	—	—	—	—
(B) Investment and commercial banking fees and expenses	—	—	—	—	—
(C) Cash premiums, penalties or other payments payable in connection with the early extinguishment or repurchase of debt	—	—	—	—	—
(vi) Specified Charges through 12/31/13 up to $14.7M total	—	—	—	—	—
(b) Subtractions (without duplication)	—	—	—	—	—
(i) Consolidated interest income	—	—	—	—	—
(ii) Extraordinary gains and non-cash gains	—	(3.3)	—	—	(3.3)
Other Adjustments	—	—	—	—	—
Fresh start accounting adjustment	—	—	—	—	—
Consolidated EBITDA	$37.9	$36.0	$34.7	$30.7	$139.3

	2Q14	3Q14	4Q14	1Q15	Total

Consolidated Cash Interest Expense
(a) Sum of (i) and (ii):
(i) Total cash interest expense
(A) Interest expense per GAAP	$16.1	$16.1	$15.1	$15.0	$62.4
Less:
(B) Amortization of deferred financing	(0.3)	(0.3)	(0.3)	(0.3)	(1.3)
(C) Swap/cap MTM adjustments					—
(D) Debt FMV adjustment	—	—	—	—	—
Total Cash interest expense	$15.8	$15.8	$14.8	$14.7	$61.1
(ii) Dividends/Distributions per Section 6.08(a)(iv)	—	3.2	—	—	3.2
Less:
(b) Total cash interest income	—	—	—	—	—
Consolidated Cash Interest Expense	$15.8	$18.9	$14.8	$14.7	$64.3

DEBT

1Q2015
Term loan outstanding	$604.9
Cash (up to $25MM)	$(24.2)
Total Senior Secured Debt	$580.7

Interest Coverage

Actual	Minimum	Result
2.17 x	1.10 x	Pass

Total Leverage

Actual	Maximum	Result
4.1684 x	5.3125 x	Pass

Dex Media, Inc.

Severance Packages

Employee Level /
Severance Package	Effective Date	Payout Timeline	Payout terms	Payout Restrictions
Executive Vice President (“EVP”) and above	7/6/14	Lump sum payment	78 weeks of pay plus 1.5 times target bonus	N/A
Non-Bargained employees below EVP	11/17/14	Lump sum payment	(2 times full years of service + prorated year of service) times weekly compensation	Minimum: 6 to 26 times weekly compensation (1) Maximum: 26 to 52 times weekly compensation (2)
CWA Union employees Dex East	7/1/14	Lump sum payment	(2 times full years of service times weekly compensation w/incentive included) + prorated payment (3)	Minimum: 4 times weekly compensation Maximum: 35 times weekly compensation
CWA Union employees Dex West	9/15/12 - 3/18/16	Lump sum payment	Voluntary (4): $1k for each year of employment Involuntary (5): $2k for each year of employment	Voluntary (4) Minimum : $1k Maximum: $15k Involuntary (5) Minimum : $2k Maximum : For 25 or more years of service = 1 yr. of salary (but no less than $48k)
IBEW Union employees Dex West	6/12/15 - 5/11/18	Lump sum payment	Voluntary (4): $1k for each year of employment Involuntary (5): $2k for each year of employment	Voluntary (4) Minimum : $1k Maximum: $15k Involuntary (5) Minimum : $2k Maximum : For 25 or more years of service = 1 yr. of salary (but no less than $48k)

Notes:

(1) 6 times weekly compensation is for employees below Director/Division Managers; 26 times weekly compensation is for Directors, AVPs, VPs, Divisional Managers, and Regional VPs

(2) 26 times weekly compensation is for employees below Director/Division Managers; 52 times weekly compensation is for Directors, AVPs, VPs, Divisional Managers, and Regional VPs

(3) If partial year of service is greater than 6 months = 2 times weekly compensation; if partial year is less than 6 months = 1 times weekly compensation

(4) Regular employees who are declared surplus by Company due to lack of work and accept voluntary separation

(5) Regular employees who are declared surplus by Company due to lack of work and who are involuntary separated

Entity Information

•                       Dex Media Inc., Parent of Dex Media, holding company

•                       Dex Media Holdings, Inc., holding company for Dex Media East, Inc., Dex Media West, Inc. and Dex Media Services LLC

•                       Dex Media Services LLC, pension services for Dex Media East Inc. and Dex Media West Inc.

•                       Dex Media East, Inc., operating entity, yellow pages print and digital advertising

•                       Dex Media West, Inc., operating entity, yellow pages print and digital advertising

•                       Dex One Digital, Inc., national digital advertising services

•                       Dex One Services, Inc., management company for Dex Media Inc.

•                       R.H. Donnelley, Inc., operating entity, yellow pages print and digital advertising

•                       R.H. Donnelley APIL, Inc., management company for R.H. Donnelley, Inc.

•                       R.H. Donnelley Corporation, inactive entity

•                       SuperMedia Inc., holding company for SuperMedia entities

•                       SuperMedia LLC, operating entity, yellow pages print and digital advertising

•                       SuperMedia UK, Ltd., disregarded entity providing digital advertising services

•                       SuperMedia Sales, Inc., employment services support entity

•                       All “BRE LLC’s” (bankruptcy remote entity) are disregarded entities designed to protect related owner entity’s intellectual property

Items on Balance Sheets of Legal Entities

Dex Media, Inc — Cash, Senior subordinated notes, Investment in subs, Accounts payable and other accrued liabilities (Stewardship obligations) Intercompany payable, Taxes, Equity

Dex Media Holdings Inc- Investment in subs (DME, DMW, DM Services LLC-2%), Equity

Dex Media Services LLC — Intercompany payable, Pension liability, Equity

Dex Media East, Inc — Cash, Customer A/R, Deferred directory costs, Intercompany receivable, Fixed assets/Capitalized software, Intangible assets, Accounts payable and other accrued liabilities, Accrued interest, Deferred revenue, Senior secured credit facilities, Taxes, Investment in Sub (DM Services LLC-49%), Equity

Dex Media West, Inc — Cash, Customer A/R, Deferred directory costs, Intercompany receivable, Fixed assets/Capitalized software, Intangible assets, Accounts payable and other accrued liabilities, Accrued interest, Deferred revenue, Senior secured credit facilities, Taxes, Investment in Sub (DM Services LLC-49%), Equity

Dex One Digital, Inc — Cash, A/R, Intercompany payable, Deferred revenue, Taxes, Equity

Dex One Services, Inc- Cash, Prepaid expenses/Other current assets, Intercompany receivable, Fixed assets/Capitalized software, Accounts payable and other accrued liabilities, Employee benefits (no pension), Taxes, Equity

R.H.Donnelley, Inc- Cash, Customer A/R, Deferred directory costs, Fixed assets/Capitalized software, Intangible assets, Investment in Subs (R.H. Donnelley, APIL, Inc), Accounts payable and other accrued liabilities, Accrued interest, Deferred revenue, Intercompany payable, Senior secured credit facilities, Pension liability, Taxes, Equity

R.H.Donnelley, APIL, Inc- Intercompany receivable, Taxes, Equity

R.H.Donnelley Corporation-Inactive

SuperMedia Inc- Goodwill, Pension asset, Investment in subs (SuperMedia LLC), Intercompany interest payable (SuperMedia LLC), Intercompany note payable (SuperMedia LLC), Intercompany payable, Senior secured credit facilities, Pension liability, Taxes, Equity

SuperMedia LLC-Cash, Customer A/R, Deferred directory costs, Intercompany interest receivable (SuperMedia Inc), Intercompany note receivable (SuperMedia Inc), Prepaid expenses and other, Fixed assets/Capitalized software, Intangible assets, Investment in Subs (SuperMedia Sales, Inc), Accounts payable and other accrued liabilities, Accrued interest, Deferred revenue, Intercompany payable (SuperMedia Sales), Intercompany payable, Senior secured credit facilities, Other employee benefits (LTD, Supplemental Employee Retirement Liability), Taxes, Equity

SuperMedia UK, Ltd- Immaterial assets/liabilities

SuperMedia Sales, Inc- Fixed assets, Intercompany note receivable (SuperMedia LLC), Intercompany payable, Accounts payable and other accrued liabilities, Taxes, Equity

All BRE LLC’s do not have any assets/liabilities on their books.

Note:

Accounts payable and accrued expenses can include:

Accounts payable

Accrued salaries and wages, including accrued severance

Accrued taxes

Accrued expenses

Customer refunds, advance payments and other

Dex Media

GAAP Operating Costs Detail

June 2015 YTD

(in millions)

	SuperMedia Inc.			R.H. Donnelley,		Consolidated
	and Subsidiaries	Dex East, Inc.	Dex West, Inc.	Inc.	Dex Media Inc.	Dex Media

Direct Operating Costs:
Sales Commissions	29	8	9	12	—	58
Print and Distribution	35	10	11	13	—	69
Sales Employee Related Costs	24	7	6	11	—	48
Depreciation and Amortization	67	43	52	37	—	199
Stewardship	—	—	—	—	5	5
Other (a)	24	6	7	6	—	43
Total Direct Operating Costs:	179	74	85	79	5	422

Shared Costs	152	42	45	64	—	303

Total Operating Costs	331	116	130	143	5	725

Interest Expense, Net	101	10	14	29	18	172

(a) occupancy expense, bad debt, bank fees and sales employee expense reimbursements

Dex Media

GAAP Operating Costs Detail

2014

(in millions)

	SuperMedia Inc.			R.H. Donnelley,		Consolidated
	and Subsidiaries	Dex East, Inc.	Dex West, Inc.	Inc.	Dex Media Inc.	Dex Media

Direct Operating Costs:
Sales Commissions	69	17	19	26	—	131
Print and Distribution	83	24	26	38	—	171
Sales Employee Related Costs	27	14	18	28	—	87
Depreciation and Amortization	218	125	154	110	—	607
Stewardship	—	—	—	—	24	24
Other(a)	50	11	14	20	—	95
Total Direct Operating Costs:	447	191	231	222	24	1,115

Shared Costs	356	93	106	149	—	704

Total Operating Costs	803	284	337	371	24	1,819

Interest Expense, Net	207	23	29	63	34	356

(a) occupancy expense, bad debt, bank fees and sales employee expense reimbursements

Dex Media

Intercompany Detail

Excluding Tax Sharing Agreement

As of June 30, 2015

			Dex Media Holdings	Shared Services Funding
	Stewardship Costs	Parent Bond Interest	Group Activity	Activity	Intercompany Balance

Dex Media Inc.	(44,607,108.00)	(25,587,436.00)	—	—	(70,194,544.00)
R.H. Donnelly, Inc.	9,050,438.00	9,467,345.00	—	(3,700,813.00)	14,816,970.00
Dex Media Holdings Inc.	—	—	(11,767.00)	—	(11,767.00)
Dex Media East, Inc.	6,212,811.50	6,908,605.00	3,981,414.50	(4,266,805.00)	12,836,026.00
Dex Media West, Inc.	6,566,116.50	9,211,486.00	3,832,790.50	(2,689,157.00)	16,921,236.00
Dex Media Service LLC	—	—	(7,802,438.00)	—	(7,802,438 00)
Dex One Digital, Inc.	—	—	—	(661,142.00)	(661,142.00)
SuperMedia Inc and Subsidiaries	22,777,742.00	—	—	(17,001,683.00)	5,776,059.00
Eliminations/Other	—	—	—	—	—

Dex One Service, Inc.	—	—	—	28,319,600.00	28,319,600.00

	—	—	—	—	—

Notes:

Stewardship, parent bond interest and pension activity will continue to increase as there is no mechanism to settle these intercompanies Shared funding activity will go up and down as various liabilities are accrued and paid throughout the year

Dex Media Inc. & Subsidiaries - Intercompany (I/C) Balance Summary

June 30, 2015

Excludes Tax Sharing Agreement

	I/C Activity to be Settled with Cash						I/C Activity to be Settled with Non-Cash Distribution
							Q4 2014					Q2 2015
	Q4 2014					Q2 2015	Ending Balance					Ending Balance	Q2 2015
	Ending Balance	Net	Net	Net	Net	Ending Balance	to be Settled with	Net	Net	Net	Net	to be Settled with	Ending Balance
	to be Settled with	I/C Activity	I/C Activity	I/C Activity	I/C Activity	to be Settled with	Non-Cash	I/C Activity	I/C Activity	I/C Activity	I/C Activity	Non-Cash	Cash &
Due From (Due To) Dex One Service, Inc.	Cash	Q1	Q2	Q3	Q4	Cash	Distribution	Q1	Q2	Q3	Q4	Distribution	Non-Cash
Dex Media Inc.	—	—				—	(49,553,632)	(16,686,275)	(3,954,637)			(70,194,544)	(70,194,544)
R.H. Donnelly, Inc.	(4,166,476)	4,886,093	(4,420,431)			(3,700,813)	13,080,495	5,341,372	95,916			18,517,783	14,816,969
Dex Media Holdings Inc. (120)\	—		—			—	(11,686)	(80)				(11,767)	(11,767)
Dex Media East, Inc.	(19,259,396)	2,308,654	12,683,937			(4,266,805)	12,865,929	3,848,990	387,913			17,102,831	12,836,026
Dex Media West, Inc.	2,170,477	1,827,129	(6,686,763)			(2,689,157)	14,275,279	4,022,141	1,312,973			19,610,393	16,921,235
Dex Media Service LLC	—		—			—	(7,989,524)	(494,950)	682,036			(7,802,438)	(7,802,438)
Dex One Digital, Inc.	(951,385)	(351,668)	641,910			(661,142)	—	—	—			—	(661,142)
SuperMedia Inc and Subsidiaries	(33,160,804)	4,443,726	11,715,395			(17,001,683)	17,333,139	3,968,804	1,475,800			22,777,743	5,776,060
Eliminations/Other	1					1	—	—	—	—	—	—	1
Total	(55,367,583)	13,113,934	13,934,049	—	—	(28,319,600)	0	0	0	—	—	1	(28,319,599)

Dex One Service, Inc. - Due From (Due to)	55,367,583	(13,113,934)	(13,934,049)	—	—	28,319,600	—	(0)	(0)	—	—	(1)	28,319,599
Dex Media Inc. Consolidated	—	—	—	—	—	—	—	—	—	—	—	—	—

Notes:

Net Intercompany Activity to be Settled in Cash: Disbursements from the Dex One Service funding account are settled with the appropriate entities when the payment clears. This activity reflects expense accruals that will be paid in a subsequent period plus disbursements from the Dex One Service funding account that have not yet been settled with the operating companies minus cash settlements from a prior period.

Net Intercompany Activity to be Settled with Non-Cash Distribution: This activity represents certain expenses that are settled through a non-cash dividend or equity adjustment in accordance with the Shared Services Agreement.

Dex Media Inc. & Subsidiaries - Intercompany Tax Sharing Agreement Balance Summary

June 30, 2015

	I/C Tax Sharing Agreement Activity
				Q2 2015
			Net	Ending Tax
	Q4 2014	Net	I/C TSA	Sharing
	Ending	I/C TSA Activity	Activity	Agreement
Due From (Due To) Dex One Service, Inc.	Balance	Q1	Q2	Balance
Dex Media Inc.	—	(19,860)	—	(19,860)
R.H. Donnelly, Inc.	(3,158,193)	6,316,059	(4,226,013)	(1,068,147)
Dex Media Holdings Inc. (120)	155,691	11,353	(144,415)	22,629
Dex Media East, Inc.	6,342,020	(2,675,895)	(2,722,367)	943,759
Dex Media West, Inc.	7,532,398	(4,188,506)	(2,722,419)	621,473
Dex Media Service LLC	(6,791,504)	(248,544)	7,040,049	1
Dex One Digital, Inc.	(11,712)	803	11,258	349
SuperMedia Inc. and Subsidiaries	(3,828,019)	(6,366,625)	9,935,120	(259,524)
Eliminations/Other	(1)	1	1	1
Total	240,679	(7,171,213)	7,171,213	240,679

Dex One Service, Inc. - Due From (Due to)	(240,679)	7,171,213	(7,171,213)	(240,679)
Dex Media Inc. Consolidated	—	—	—	—

Confidential Christopher Petrocelli Sep 08, 2015 16:02 Tax Sharing Agreement (TSA) Overview • To provide an overview of the TSA, the following summary is provided: • There are two agreements: one amongst the Dex One group and one between SuperMedia and the Dex One group. • Tax attributes, as defined, include NOLs and current year losses. • Each company with current year taxable income reimburses for attributes utilized to offset its taxable income. • The members of the Dex One group pay 50 cents for each dollar of Dex One group tax attribute utilized. • SuperMedia pays the Dex One group members 75 cents for each dollar of tax attribute utilized. • Any SuperMedia tax attributes utilized by the Dex One group members are reimbursed at 50 cents for each dollar of tax attribute utilized. • Cancellation of debt income (CODI): • Dex One group does not reimburse for tax attributes utilized. • SuperMedia reimburses for attributes utilized to offset taxable income or utilized through tax attribute reduction fan-out. 1 Confidential and Proprietary Information of Dex Media Get found. Get chosen. Get talked about. dex media. Confidential Christopher Petrocelli Sep 08, 2015 16:02

Confidential Christopher Petrocelli Sep 08, 2015 16:02 Tax Sharing Agreement (TSA) Overview - Continued • Tax attributes utilized • First, the current year taxable losses of members are utilized, following consolidated return regulations. Second, NOLs are utilized. • The tax attributes utilized are allocated to the members with positive taxable income based on each member’s share of the positive taxable income generated by all members. • Parent losses • The losses are utilized by all members, however, only SuperMedia reimburses for any tax attributes it utilizes. • Dex One Services (DOS) Excess • The Dex One group members with positive current year taxable income share proportionately the Dex One Service excess. • This includes 75% reimbursement for Parent tax attributes that SuperMedia utilized; and • The difference between the current year tax paid in to DOS at 100% by the Dex One group less what the Dex One members are reimbursed for current year taxable losses. • DOS Funding • Any funding of DOS is allocate using the Shared Services cost allocation percentages. 2 Confidential and Proprietary Information of Dex Media Get found. Get chosen. Get talked about. dex media. Confidential Christopher Petrocelli Sep 08, 2015 16:02

Confidential Christopher Petrocelli Sep 08, 2015 16:02 Tax Sharing Agreement (TSA) Summary (In thousands) RHD DME DMW SM DOD DMHI Total 2013 Tax Year Settlements, Received/(Paid) Subsequent to Merger* 10,430 8,254 4,427 (23,168) 37 20 - 2014 Tax Year Settlements, Received/(Paid) 8,942 6,351 4,921 (20,242) 4 24 - 2015 Estimated Settlement Receivable/(Payable) (2,238) 1,825 1,171 (765) 1 6 - * Full year 2013 as trued up for filing of 2013 tax returns, less Q1 2013 estimate payment (pre-merger). Confidential Christopher Petrocelli Sep 08, 2015 16:02

Federal NOLs

Dex Media, Inc.

Federal Net Operating Loss - Pre-tax

Balance as of 12/31/2014

(in millions)

Estimated Federal Net Operating Loss Balance	$732

Note 1: All Federal NOLs are at the R.H. Donnelley Inc. silo.

Note2 :  Estimate based on 2014 provision and will be trued up  based on completion of the 2014 Federal Dex Media Inc. Income Tax Return.

Dex Media

Unitary State NOL Carryforwards (Post Apportionment, Pre-Tax)

Estimated as of 12/31/14

By Silo	Arizona	California	Colorado	District of	Idaho	Illinois	Iowa	Kansas	Kentucky	Maine	Massachusetts	Michigan	Minnesota	Montana	Nebraska	New Hampshire	New Mexico	New York	North Dakota	Oregon	Texas	Utah	Vermont	West Virginia	Wisconsin

R.H. Donnelley, Inc.	682,368	3,016,572	144,893,493	59	1,121,304	229,622,460	6,306,469	41,654,771	0	93,233	0	0	7,238,639	0	691,077	0	83,102	79,170,311	32,813	71,340	0	2,289,119	0	111,004	24,606
Dex Media East, Inc.	3,179,791	3,973,984	18,548,238	332	2,330,353	0	56,546,060	2,512,559	0	140,217	0	0	166,771,749	5,215,082	1,211,240	0	460,060	0	839,392	122,685	0	4,892,362	0	633,900	1,032,705
Dex Media West, Inc.	15,192,684	4,908,273	17,874,770	583	7,641,798	0	1	3,066,881	0	44,330	0	0	11,063,808	226,401	1,112,951	0	39,569	0	20,395	829,222	0	61,553,082	0	1,115,234	22,985
SuperMedia, Inc.	0	0	0	167,820	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	58,839	309,502
Parent and Other	1,293,427	71,832,688	40,471,374	106	920,559	0	314,424	9,468,177	0	157,246	0	0	2,362,252	0	312,209	0	142,820	0	53,154	117,360	0	2,397,832	0	196,480	39,863

Total	20,348,270	83,731,517	221,787,874	168,900	12,014,014	229,622,460	63,166,955	56,702,388	0	435,026	0	0	187,436,448	5,441,483	3,327,478	0	725,551	79,170,311	945,753	1,140,607	0	71,132,394	0	2,115,457	1,429,661

Note 1: Unitary state net operating losses per silo are based on a Tax Sharing Agreement (TSA) view.

Note 2: States that track net operating loss on a pre-apportionment basis are presented with the applicable net operating loss at a post-apportionment amount as of December 31, 2014.

Dex Media

Separate Company State NOL Carryforwards (Post Apportionment, Pre-Tax)

Estimated as of 12/31/14

By Silo	Alabama	Connecticut	Delaware	Florida	Georgia	Indiana	Louisiana	Maryland	Missouri	Mississippi	North Carolina	New Jersey	Ohio	Oklahoma	Pennsylvania	Rhode Island	South Carolina	Tennessee	Virginia

R.H. Donnelley, Inc.	—	—	—	8,159,876	—	5,499,761	—	—	401	—	603,150,439	23,884,822	—	—	23,736,823	—	1,134,713	22,814,092	10,995,200
Dex Media East, Inc.	—	—	—	167,201	—	—	—	—	—	—	544,652	—	—	—	—	—	—	—	—
Dex Media West, Inc.	—	—	—	—	—	—	—	—	—	—	101,230	—	—	—	—	—	—	—	—
SuperMedia, Inc.	40,500	2,218	129,621	3,674,042	27,970	16,469	—	1,169,633	12,339	—	—	1,059,871	—	—	2,101,779	—	60,334	166,785	1,514,900
Parent and Other	—	499,696	—	81,817	—	—	—	—	—	—	27,154,882	0	—	—	63,664	—	—	—	—

Total	40,500	501,914	129,621	12,082,937	27,970	5,516,230	—	1,169,633	12,740	—	630,951,203	24,944,693	—	—	25,902,266	—	1,195,047	22,980,877	12,510,101

Note 1: States that track net operating loss on a pre-apportionment basis are presented with the applicable net operating loss at a post-apportionment amount as of December 31, 2014.

Summary of Illustrative Analysis of Dex Media, Inc.’s Tax Attributes in the Context of Various Restructuring Scenarios(1)

EXHIBIT 1 - PRE/POST TRANSACTION INTANGIBLE ASSET BASIS REDUCTIONS

		Pre-Transaction		Post-Transaction
($ in millions)	Silo	Asset Basis (2)	Inc. / (Dec.)	Asset Basis (2)
2.00x Scenario (1)	SuperMedia	$135	$(135)	$0
	RHDI	59	(12)	47
	Dex East	152	(100)	52
	Dex West	193	(143)	50
2.25x Scenario (1)	SuperMedia	$135	$(135)	$0
	RHDI	59	(9)	50
	Dex East	152	(81)	71
	Dex West	193	(119)	74
2.50x Scenario (1)	SuperMedia	$135	$(135)	$0
	RHDI	59	(7)	52
	Dex East	152	(62)	90
	Dex West	193	(97)	96
2.75x Scenario (1)	SuperMedia	$135	$(107)	$28
	RHDI	59	(4)	55
	Dex East	152	(40)	112
	Dex West	193	(69)	124
3.00x Scenario (1)	SuperMedia	$135	$(56)	$79
	RHDI	59	(1)	58
	Dex East	152	(19)	133
	Dex West	193	(42)	151

Notes:	(1): Multiples based on 2015E EBITDA of $525mm
(2): Only inclusive of asset basis subject to a potential CODI reduction

(1)                                 The valuation multiples disclosed herein were utilized solely for the basis of understanding potential tax consequences of a restructuring of Dex Media, Inc.  These multiples are not intended to provide any stakeholder a valuation of Dex Media, Inc., as a potential valuation is subject to many factors not contemplated in this illustrative analysis.  These valuation multiples are not explicitly or implicitly endorsed by the Management of Dex Media, Inc. or its financial, accounting, and legal advisors.

EXHIBIT 2 - PRE/POST TRANSACTION DMI STOCK BASIS REDUCTIONS

		Pre-Transaction		Post-Transaction
($ in millions)	Silo	DMI Stock Basis (2)	Inc. / (Dec.)	DMI Stock Basis (2)
2.00x Scenario (1)	SuperMedia	$(128)	$0	$(128)
	RHDI	222	(61)	161
	Dex East	313	(49)	264
	Dex West	607	(95)	512
2.25x Scenario (1)	SuperMedia	$(65)	$0	$(65)
	RHDI	250	(63)	187
	Dex East	333	(49)	284
	Dex West	629	(94)	535
2.50x Scenario (1)	SuperMedia	$(3)	$0	$(3)
	RHDI	277	(65)	212
	Dex East	352	(50)	302
	Dex West	650	(93)	557
2.75x Scenario (1)	SuperMedia	$59	$0	$59
	RHDI	305	(63)	242
	Dex East	372	(48)	324
	Dex West	672	(86)	586
3.00x Scenario (1)	SuperMedia	$121	$0	$121
	RHDI	334	(61)	273
	Dex East	390	(45)	345
	Dex West	693	(81)	612

Notes:	(1): Multiples based on 2015E EBITDA of $525mm
(2): The assets described in this schedule are in addition to those featured in Exhibit 1

EXHIBIT 3 — ADDITIONAL MISCELLANEOUS PRE/POST TRANSACTION BASIS REDUCTIONS

($ in millions)	Metric	Pre-Transaction (2)	Inc. / (Dec.)	Post-Transaction (2)
2.00x Scenario (1)	DMI Basis in Depreciable Prop.	$22	$(6)	$16
	SPMD Basis in Accounts Rec.	80	(19)	61
	RHDI Stock Basis in APIL	543	(108)	435
2.25x Scenario (1)	DMI Basis in Depreciable Prop.	$22	$(5)	$17
	SPMD Basis in Accounts Rec.	80	(19)	61
	RHDI Stock Basis in APIL	543	(85)	458
2.50x Scenario (1)	DMI Basis in Depreciable Prop.	$22	$(5)	$17
	SPMD Basis in Accounts Rec.	80	(19)	61
	RHDI Stock Basis in APIL	543	(62)	481
2.75x Scenario (1)	DMI Basis in Depreciable Prop.	$22	$(4)	$18
	SPMD Basis in Accounts Rec.	80	—	80
	RHDI Stock Basis in APIL	543	(35)	508
3.00x Scenario (1)	DMI Basis in Depreciable Prop.	$22	$(4)	$18
	SPMD Basis in Accounts Rec.	80	—	80
	RHDI Stock Basis in APIL	543	(9)	534

Notes:	(1): Multiples based on 2015E EBITDA of $525mm
(2): The assets described in this schedule are in addition to those featured in Exhibit 1

EXHIBIT 4 — INTANGIBLE ASSET AMORTIZATION PERIOD (DEX EAST & DEX WEST)

($ in millions)	Silo	Asset Amortization Period
2.00x Scenario (1)	Dex East	2 years
	Dex West	3 years
2.25x Scenario (1)	Dex East	2 years
	Dex West	3 years
2.50x Scenario (1)	Dex East	2 years
	Dex West	3 years
2.75x Scenario (1)	Dex East	2 years
	Dex West	3 years
3.00x Scenario (1)	Dex East	2 years
	Dex West	3 years

Notes:	(1): Multiples based on 2015E EBITDA of $525mm

EXHIBIT 5 — RBIG & 382 LIMITATION DETAIL

($ in millions)	Silo	One-time RBIG (2)	Annual RBIG (3)	382 Limitation Yr 1	382 Limitation Rem. Yrs
2.00x Scenario (1)	SuperMedia	$198	$19	$—	$—
	RHDI	60	8	—	—
	Dex East	30	—	—	—
	Dex West	45	—	—	—
	Consolidated	NA	NA	368	35
2.25x Scenario (1)	SuperMedia	$198	$23	$—	$—
	RHDI	60	10	—	—
	Dex East	30	—	—	—
	Dex West	45	—	—	—
	Consolidated	NA	NA	378	45
2.50x Scenario (1)	SuperMedia	$198	$27	$—	$—
	RHDI	60	12	—	—
	Dex East	30	—	—	—
	Dex West	45	—	—	—
	Consolidated	NA	NA	388	54
2.75x Scenario (1)	SuperMedia	$198	$31	$—	$—
	RHDI	60	14	—	—
	Dex East	30	—	—	—
	Dex West	45	—	—	—
	Consolidated	NA	NA	397	64
3.00x Scenario (1)	SuperMedia	$198	$36	$—	$—
	RHDI	60	16	—	—
	Dex East	30	—	—	—
	Dex West	45	—	—	—
	Consolidated	NA	NA	407	74

Notes:	(1): Multiples based on 2015E EBITDA of $525mm
(2): Occurs in the first year following emergence
(3): Occurs in each of the first five years following emergence

EXHIBIT 6 — AMT NOL DETAIL

($ in millions)	3.0x Valuation Scenario (1)	2.75x Valuation Scenario (1)	2.5x Valuation Scenario (1)	2.25x Valuation Scenario (1)	2.0x Valuation Scenario (1)
Incremental Depreciation Expense - AMTI
2016	$14.2	$12.2	$11.0	$10.8	$10.6
2017	16.7	15.6	14.8	14.7	14.5
2018	18.1	17.4	16.9	16.8	16.7
2019	19.5	19.0	18.7	18.6	18.5
2020	20.3	20.0	19.8	19.7	19.7
Incremental Intangible Amortization Expense - AMTI
2016	$115.0	$96.5	$77.5	$62.3	$46.3
2017	105.9	88.6	71.0	56.9	42.0
2018	35.2	28.2	21.2	16.0	10.5
2019	1.1	0.4	—	—	—
2020	1.1	0.4	—	—	—
Reduction to Deferred Directory Costs and A/R - AMTI
2016	$(14.7)	$(20.9)	$(46.6)	$(51.9)	$(57.5)
2017	—	—	—	—	—
2018	—	—	—	—	—
2019	—	—	—	—	—
2020	—	—	—	—	—
Incremental Depreciation Expense - Taxable Income
2016	$14.1	$12.2	$10.9	$10.7	$10.5
2017	16.6	15.5	14.8	14.6	14.4
2018	18.1	17.4	16.9	16.8	16.7
2019	19.5	19.0	18.7	18.6	18.5
2020	20.3	20.0	19.8	19.7	19.7
Incremental Intangible Amortization Expense - Taxable Income
2016	$102.1	$84.4	$66.2	$51.8	$36.7
2017	95.0	78.4	61.5	48.1	33.9
2018	35.7	28.7	21.9	16.8	11.5
2019	1.1	0.4	—	—	—
2020	1.1	0.4	—	—	—
Reduction to Deferred Directory Costs and A/R - Taxable Income
2016	$(6.4)	$(12.6)	$(38.4)	$(43.7)	$(49.2)
2017	—	—	—	—	—
2018	—	—	—	—	—
2019	—	—	—	—	—
2020	—	—	—	—	—

Starting RHDI NOL Balance	$534.2	$508.3	$478.4	$393.3	$307.0
Starting AMT NOL Balance	294.5	267.7	237.3	152.3	65.7

Notes:	(1): Multiples based on 2015E EBITDA of $525mm

Appendix

Q4 2014 Selected Financial Data

Dex Media East, Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Three and Twelve Months Ended December 31, 2014

($ millions)

Q4 2014	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$41		$19		$60
Less: Directly Attributable Costs	$7		$8		$15
Directly Attributable Contribution Margin	$34	82.9%	$11	57.9%	$45

Reconciliation to GAAP

Directly Attributable Contribution Margin	$45

Other Costs Not Included Above in Directly Attributable Costs	25
Depreciation and amortization	32
Total costs not included above	$57

GAAP Operating income (loss)	$(12)

Operating income (loss) margin	-20.0%

YTD December 2014	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$175		$77		$252
Less: Directly Attributable Costs	$30		$32		$62
Directly Attributable Contribution Margin	$145	82.9%	$45	58.4%	$190

Reconciliation to GAAP

Directly Attributable Contribution Margin	$190

Other Costs Not Included Above in Directly Attributable Costs	92
Depreciation and amortization	130
Total costs not included above	$222

GAAP Operating income (loss)	$(32)

Operating income (loss) margin	-12.7%

Q4 2014 Selected Financial Data

Dex Media West, Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Three and Twelve Months Ended December 31, 2014

($ millions)

Q4 2014	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$45		$20		$65
Less: Directly Attributable Costs	$9		$8		$17
Directly Attributable Contribution Margin	$36	80.0%	$12	60.0%	$48

Reconciliation to GAAP

Directly Attributable Contribution Margin	$48

Other Costs Not Included Above in Directly Attributable Costs	30
Depreciation and amortization	40
Total costs not included above	$70

GAAP Operating income (loss)	$(22)

Operating income (loss) margin	-33.8%

YTD December 2014	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$192		$85		$277
Less: Directly Attributable Costs	$34		$37		$71
Directly Attributable Contribution Margin	$158	82.3%	$48	56.5%	$206

Reconciliation to GAAP

Directly Attributable Contribution Margin	$206

Other Costs Not Included Above in Directly Attributable Costs	106
Depreciation and amortization	160
Total costs not included above	$266

GAAP Operating income (loss)	$(60)

Operating income (loss) margin	-21.7%

Q4 2014 Selected Financial Data

R.H. Donnelley Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Three and Twelve Months Ended December 31, 2014

($ millions)

Q4 2014	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$60		$32		$92
Less: Directly Attributable Costs	$11		$12		$23
Directly Attributable Contribution Margin	$49	81.7%	$20	62.5%	$69

Reconciliation to GAAP

Directly Attributable Contribution Margin	$69

Other Costs Not Included Above in Directly Attributable Costs	43
Depreciation and amortization	29
Total costs not included above	$72

GAAP Operating income (loss)	$(3)

Operating income (loss) margin	-3.3%

YTD December 2014	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$259		$130		$389
Less: Directly Attributable Costs	$49		$53		$102
Directly Attributable Contribution Margin	$211	81.5%	$77	59.2%	$288

Reconciliation to GAAP

Directly Attributable Contribution Margin	$288

Other Costs Not Included Above in Directly Attributable Costs	153
Depreciation and amortization	117
Total costs not included above	$270

GAAP Operating income (loss)	$18

Operating income (loss) margin	4.6%

Q1 2015 Selected Financial Data

Dex Media East, Inc.
Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin
For the Quarter Ended March 31, 2015
($ millions)

Q1 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$38		$19		$57
Less: Directly Attributable Costs	$7		$10		$17
Directly Attributable Contribution Margin	$31	81.6%	$9	47.4%	$40

Reconciliation to GAAP

Directly Attributable Contribution Margin	$40

Other Costs Not Included Above in Directly Attributable Costs	21
Depreciation and amortization	22
Total costs not included above	$43

GAAP Operating income (loss)	$(3)

Operating income (loss) margin	-5.3%

Q1 2015 Selected Financial Data

Dex Media West, Inc.
Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin
For the Quarter Ended March 31, 2015
($ millions)

Q1 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$41		$20		$61
Less: Directly Attributable Costs	$7		$10		$17
Directly Attributable Contribution Margin	$34	82.9%	$10	50.0%	$44

Reconciliation to GAAP

Directly Attributable Contribution Margin	$44

Other Costs Not Included Above in Directly Attributable Costs	23
Depreciation and amortization	28
Total costs not included above	$51

GAAP Operating income (loss)	$(7)

Operating income (loss) margin	-11.5%

Q1 2015 Selected Financial Data

R.H. Donnelley Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Quarter Ended March 31, 2015

($ millions)

Q1 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$55		$31		$86
Less: Directly Attributable Costs	$9		$14		$23
Directly Attributable Contribution Margin	$46	83.6%	$17	54.8%	$63

Reconciliation to GAAP

Directly Attributable Contribution Margin	$63

Other Costs Not Included Above in Directly Attributable Costs	30
Depreciation and amortization	20
Total costs not included above	$50

GAAP Operating income (loss)	$13

Operating income (loss) margin	15.1%

Q1 2015 Selected Financial Data

SuperMedia, Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Quarter Ended March 31, 2015

($ millions)

Q1 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$139		$62		$201
Less: Directly Attributable Costs	$26		$34		$60
Directly Attributable Contribution Margin	$113	81.2%	$28	45.2%	$141

Reconciliation to GAAP
Revenue per Contribution Margin	$201
Revenue not included in above	1
GAAP Revenue	$202

Directly Attributable Contribution Margin	$142

Other Costs Not Included Above in Directly Attributable Costs	78
Depreciation and amortization	36
Total costs not included above	$114

GAAP Operating income (loss)	$28

Operating income (loss) margin	13.9%

Q2 2015 Selected Financial Data

Dex Media East, Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Three and Six Months Ended June 30, 2015

($ millions)

Q2 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$36		$18		$54
Less: Directly Attributable Costs	$6		$9		$15
Directly Attributable Contribution Margin	$30	83.3%	$9	50.0%	$39

Reconciliation to GAAP

Directly Attributable Contribution Margin	$39

Other Costs Not Included Above in Directly Attributable Costs	19
Depreciation and amortization	22
Total costs not included above	$41

GAAP Operating income (loss)	$(2)

Operating income (loss) margin	-3.7%

YTD June 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$74		$37		$111
Less: Directly Attributable Costs	$13		$19		$32
Directly Attributable Contribution Margin	$61	82.4%	$18	48.6%	$79

Reconciliation to GAAP

Directly Attributable Contribution Margin	$79

Other Costs Not Included Above in Directly Attributable Costs	40
Depreciation and amortization	44
Total costs not included above	$84

GAAP Operating income (loss)	$(5)

Operating income (loss) margin	-4.5%

Q2 2015 Selected Financial Data

Dex Media West, Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Three and Six Months Ended June 30, 2015

($ millions)

Q2 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$39		$20		$59
Less: Directly Attributable Costs	$7		$9		$16
Directly Attributable Contribution Margin	$32	82.1%	$11	55.0%	$43

Reconciliation to GAAP

Directly Attributable Contribution Margin	$43

Other Costs Not Included Above in Directly Attributable Costs	21
Depreciation and amortization	25
Total costs not included above	$46

GAAP Operating income (loss)	$(3)

Operating income (loss) margin	-5.1%

YTD June 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$80		$40		$120
Less: Directly Attributable Costs	$14		$19		$33
Directly Attributable Contribution Margin	$66	82.5%	$21	52.5%	$87

Reconciliation to GAAP

Directly Attributable Contribution Margin	$87

Other Costs Not Included Above in Directly Attributable Costs	44
Depreciation and amortization	53
Total costs not included above	$97

GAAP Operating income (loss)	$(10)

Operating income (loss) margin	-8.3%

Q2 2015 Selected Financial Data

R.H. Donnelley Inc.

Reconciliation of Non-GAAP Measures Directly Attributable Contribution Margin

For the Three and Six Months Ended June 30, 2015

($ millions)

Q2 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$52		$32		$84
Less: Directly Attributable Costs	$8		$14		$22
Directly Attributable Contribution Margin	$44	84.6%	$18	56.3%	$62

Reconciliation to GAAP

Directly Attributable Contribution Margin	$62

Other Costs Not Included Above in Directly Attributable Costs	29
Depreciation and amortization	19
Total costs not included above	$48

GAAP Operating income (loss)	$14

Operating income (loss) margin	16.7%

YTD June 2015	Print	Margin %	Digital	Margin %	Total
Revenue - Amortized	$108		$62		$170
Less: Directly Attributable Costs	$18		$27		$45
Directly Attributable Contribution Margin	$90	83.3%	$35	56.5%	$125

Reconciliation to GAAP

Directly Attributable Contribution Margin	$125

Other Costs Not Included Above in Directly Attributable Costs	59
Depreciation and amortization	39
Total costs not included above	$98

GAAP Operating income (loss)	$27

Operating income (loss) margin	15.9%

R.H. Donnelley Inc.
Reconciliation of Non-GAAP Measures for

Financial Covenant Calculations

December 31, 2014

($ Millions)

	1Q14	2Q14	3Q14	4Q14	Total
Consolidated EBITDA from Financial Covenant Calculations	$35.6	$37.9	$36.0	$34.7	$144.3
Reconciliation to GAAP Operating Income
Subtract Depreciation and Amortization	(29.4)	(29.2)	(29.1)	(29.0)	(116.7)
Subtract Extraordinary charges or non-cash charges	(0.1)	(0.1)	(0.1)	(8.4)	(8.8)
Operating Income GAAP	$6.1	$8.5	$6.7	$(2.6)	$18.7

R.H. Donnelley Inc.
Reconciliation of Non-GAAP Measures for
Financial Covenant Calculations
March 31, 2015
($ Millions)

	2Q14	3Q14	4Q14	1Q15	Total
Consolidated EBITDA from Financial Covenant Calculations	$37.9	$36.0	$34.7	$30.7	$139.3
Reconciliation to GAAP Operating Income
Subtract Depreciation and Amortization	(29.2)	(29.1)	(29.0)	(20.1)	(107.4)
Subtract Customer Late Fees in Interest	—	—	—	(0.3)	(0.3)
Subtract Extraordinary charges or non-cash charges	(0.1)	(0.1)	(8.4)	3.2	(5.5)
Operating Income GAAP	$8.5	$6.7	$(2.6)	$13.4	$26.1